UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2015

Date of reporting period:	May 1, 2014 – October 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:
Putnam Asia Pacific Equity Fund

FUND SYMBOL
(CLASS A SHARES)

PAPAX

Putnam Asia Pacific Equity Fund

Semiannual report
10 | 31 | 14

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Asia Pacific
Equity Fund

Semiannual report
10 | 31 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Trustee approval of management contract	17
Financial statements	23

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Investments in a single region may be affected by common economic forces and other factors. In addition, events in any one country within the region may impact the other countries or the region as a whole. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economic recovery has been steadily gaining momentum all year, thanks to positive developments in the key areas of employment, corporate earnings, consumer spending, and energy costs. With the U.S. midterm elections behind us, major stock market indexes achieved record highs in early November.

In October, the nation’s unemployment rate dropped to the lowest level since July 2008. Moreover, third-quarter earnings left investors feeling more confident about equity values and the overall health of corporations. For fixed-income markets, the outlook is more muted. The U.S. Federal Reserve ended its record bond-buying stimulus program in October, and appears to be on track to raise short-term interest rates in mid-2015.

While hardly booming, the U.S. economy has nevertheless emerged as a pillar of strength in the global economy. Meanwhile, the rest of the world may need to do more to nurture growth. Central banks in Europe, Japan, and China have recently augmented their stimulus policies, intending to shore up faltering recoveries. While risks have emerged, it is important to note that markets encountering adversity can still harbor investment potential.

As we head into the new year, it may be an appropriate time for you to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and risk tolerance. Putnam offers a wide range of strategies for all environments, as well as new ways of thinking about building portfolios for today’s markets.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

December 11, 2014

About the fund

Targeting stocks of growing companies in dynamic markets

Opportunities for growth in Asia-Pacific equity markets are substantial. Economic transformations occurring across the region are propelling a number of countries onto a global stage, while the region's developed markets, Australia and New Zealand, are building unique connections to this accelerating growth. Putnam Asia Pacific Equity Fund seeks to harness this growth potential among select Asian and Pacific Basin companies, which are among the fastest growing in the world today.

To capitalize on these opportunities, the fund's manager seeks a mix of high-growth companies from emerging markets and more established companies from developed nations. This flexible approach allows the fund to invest in companies of all sizes from a range of industries, from established and familiar brands to up-and-coming companies in rapidly growing emerging economies.

Because many Asia-Pacific companies are not covered by Wall Street analysts, having access to timely, accurate information is crucial. Putnam has been investing in international securities for more than 30 years, and has been managing emerging-market portfolios for more than 10 years. The fund's manager is supported by a team of research analysts and specialists in Putnam's global asset allocation, emerging-market debt, and currency investment areas.

Source: CIA World Factbook, 2011.

Compelling growth potential

The fund can invest in developed and emerging markets across Asia and the Pacific Basin region.

China
India
Hong Kong
Thailand
Singapore
Malaysia
South Korea
Taiwan
Philippines
Indonesia
Australia
New Zealand

2 Asia Pacific Equity Fund

Strong historical results

The MSCI All Country Asia ex. Japan Index (ND), a measure of stock market performance in Asia and the Pacific Basin, excluding Japan, has outperformed U.S. stocks in 7 of the past 10 years, in some cases by sizable margins.

MSCI All Country Asia ex. Japan Index (ND)
S&P 500 Index
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
-60
-32
-4
24
52
80

Performance of the fund will differ.

Asia Pacific Equity Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 10/31/14

The fund — class A shares before sales charge
Putnam Asia Pacific Equity Fund (PAPAX)
Fund's benchmark
MSCI All Country Asia ex. Japan Index (ND)
Fund's Lipper peer group average
Pacific Ex Japan Funds
6.25
9.69
10.46
4.51
7.36
7.89
7.24
7.47
8.58
5.67
5.73
5.76
5.58
6.74
4.27
LIFE OF FUND
(since 6/12/09)
5 YEARS
3 YEARS
1 YEAR
6 MONTHS*

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*Returns for the six-month period are not annualized, but cumulative.

4     Asia Pacific Equity Fund

Interview with your fund’s portfolio manager

Daniel J. Graña, CFA

How would you describe the investment environment for Asia-Pacific equities during the six-month reporting period ended October 31, 2014?

The period was punctuated by market turbulence, with several factors playing into the volatility. The U.S. Federal Reserve continued tapering its bond-buying program, with investors concerned at times about the potential effect of rising U.S. interest rates on the Asia-Pacific region. Uncertainty about the fallout from political elections in India and Indonesia held investors’ attention for much of the period, as did ongoing anxiety over whether China’s policymakers could successfully engineer a “soft landing” in the world’s second-largest economy. Investors also wrestled with Japan’s aggressive monetary easing program and the effects of a weakening yen on the competitiveness of South Korea’s export-driven economy. The combination of these macroeconomic factors, together with some microeconomic events, made for an interesting, albeit volatile, six-month period.

One of the most interesting developments of the period — and a significant driver of the fund’s overall results — was the strong performance of India’s equity market, as investors expressed confidence in the political agenda proposed by the newly elected prime minister, Narendra Modi. While China’s economy continued on a tenuous track, equity investors still were able to find

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

Asia Pacific Equity Fund     5

growth opportunities there, as well as in Hong Kong and Thailand, both of which contributed double-digit growth to the MSCI Index. Meanwhile, the weakest-performing economies were those of South Korea and Singapore.

How did the fund perform against this backdrop?

The fund produced a mid-single-digit return for the semiannual period, which was lower than the MSCI benchmark. Security selection in South Korea, the Philippines, and Hong Kong primarily contributed to the fund’s modest underperformance. Although stock selection overall was favorable — most notably in China and Taiwan — a substantial overweight in the consumer discretionary sector and a handful of inopportune stock picks detracted from the fund’s performance relative to the benchmark.

What themes drove your stock picking in China and Taiwan?

In China, we were interested in what I would term “new economy” stocks — information technology companies that would benefit from, and in some cases actually lead, the accelerating development of e-commerce. Some of our out-of-benchmark holdings in the e-commerce space performed well during the period. We also saw opportunity in the environmental services market and in the health-care segment, where the Chinese government increased spending during the period to accommodate an aging population. In Taiwan, we benefited from our exposure to the financials sector, which saw gains as U.S. interest rates ticked up, and gains from our favorable stock selection in the technology space.

Country composition

Allocations are shown as a percentage of the fund’s net assets as of 10/31/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6     Asia Pacific Equity Fund

“Some of our out-of-benchmark
holdings in the e-commerce space
performed well during the period.”

Daniel Graña

Which individual holdings made the biggest contributions to the fund’s performance?

The top contributor for the period was Inotera Memories, a Taiwanese semiconductor maker. Significant consolidation across this technology subsector led to greater supply discipline and resulted in stronger overall pricing for chipmakers. We anticipated this trend in advance of the market and were able to recognize a strong contribution from our overweight position in Inotera.

Three out-of-benchmark stock selections in Chinese companies also were among the fund’s best performers. Two of these — Alibaba and Baidu — were plays on the new economy/e-commerce theme. Alibaba provides sales services that connect businesses and consumers via the Internet, while Baidu is in the Internet search services business. The third holding, China Water Affairs, a water utility, benefited from ongoing economic development and environmental policy initiatives in China.

An overweight position in China Railway, which operates the country’s passenger rail and freight services, also contributed to our relative results. The company continued to benefit from the government’s urbanization policy initiatives.

Where were the fund’s results more disappointing?

As I mentioned, stock selection in the consumer discretionary sector held back performance. Two Hong Kong-based gaming companies with casino operations in Macau, the world’s largest gambling center, were among the fund’s biggest disappointments.

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Asia Pacific Equity Fund     7

Both of these out-of-benchmark holdings —  Paradise Entertainment and Melco Crown Entertainment — saw their earnings and share prices fall as the Chinese government continued to pursue an aggressive anti-corruption campaign.

Ezion Holdings, another out-of-benchmark pick, was the top detractor. Singapore-based Ezion provides marine logistics and support services to the offshore oil and gas industry. The company’s fortunes, along with others in the energy support services industry, declined as energy prices fell and capital expenditures by energy producers were deferred.

An out-of-benchmark position in Puregold Price Club, a chain of supermarkets in the Philippines, also produced disappointing results versus the benchmark. Puregold and other retailers had been expanding operations in anticipation of a strengthening in the country’s economy. When macroeconomic conditions began to deteriorate, Puregold saw its earnings decline. Melco Crown and Puregold were both sold off prior to period-end.

An underweight position in China Mobile, the country’s leading supplier of telecommunication services, also held back performance. We had de-emphasized the stock because we thought the company would be disadvantaged by government regulations seeking to level the playing field among China’s major telecom providers. This changing regulatory environment did not have a serious negative impact on China Mobile. Therefore, we missed some of the appreciation in the company’s share price during the period. By period-end, we had begun to shift from an underweight to an overweight position in this stock.

Comparison of top sector shifts

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Asia Pacific Equity Fund

What role, if any, do currency fluctuations play in your investment decisions?

Unlike most Putnam international offerings, Asia Pacific Equity Fund is generally not currency-hedged, meaning we do not typically enter into financial contracts to try to mitigate the effects of currency fluctuations. We have a couple of reasons for being unhedged. First, because the fund’s investments are U.S.-dollar denominated and large portions of the assets in our investment universe, including those in China and Hong Kong, are closely pegged to the U.S. dollar, we have a relatively low level of currency fluctuation concerns.

Second, hedging contracts can be expensive to purchase and some emerging-market countries carry limited liquidity in their currencies. Therefore, in countries where we could have currency exposure, we consider currency risk as part of our country allocation process. In these cases, we choose to overweight or underweight our country exposures. We also will consider the potential for currency movements in our stock selection process. For example, we may emphasize exporters in countries whose currencies we expect could potentially depreciate or, conversely, select importers in countries whose currencies we expect could potentially appreciate.

What was the impact of derivatives on the fund’s performance?

During the period, we employed options as a means to manage downside risks —
a strategy that had a negative impact on performance.

As we move closer to 2015, what is your outlook?

I continue to closely monitor the macro- and microeconomic issues affecting the Asia-Pacific region. I expect that U.S. interest rates will eventually normalize and rising rates could lead to further volatility in the global markets. However, I believe that Latin America and Eastern Europe are more likely to feel a greater pinch from rising rates than will Asia-Pacific markets.

I believe we need to see tough reforms executed by the new governments in India and Indonesia. In China, while there has been much talk about how policymakers are engineering a successful transition to a slower-moving economy in order to avoid a hard landing, I believe the verbal claims of progress need to be backed up with more concrete evidence.

Thank you, Daniel, for your insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Daniel J. Graña has an M.B.A. from the Kellogg School of Management at Northwestern University and two B.S. degrees from the Massachusetts Institute of Technology. He joined Putnam in 1999 and has been in the investment industry since 1993.

Asia Pacific Equity Fund     9

IN THE NEWS

In the aftermath of November’s U.S. elections, it’s worth noting that U.S. stocks have gained during every six-month period following midterm votes since 1940. During the past 74 years, 18 midterm elections have been held. In every instance, stocks, as measured by the S&P 500 Index*, have delivered a positive return for the November 1–April 30 period. Gains have often been significant, with stocks delivering an average 17.91% return. The biggest advance of 26.88% took place in 1970–1971. The second biggest return — 26.57% — occurred in 1942–1943. The lowest return was 0.75% in 1946–1947. Why has the market consistently advanced following every midterm election, despite varying economic conditions across these periods? Many market observers believe that it comes down to clarity — in other words, each instance might be considered a “relief rally,” as election-related uncertainty tends to diminish.

*Returns for 1966 and earlier based on Ibbotson U.S. Large Stock Total Return Extended Index.

10     Asia Pacific Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)	(6/12/09)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Life of fund	38.61%	30.64%	33.16%	32.16%	33.18%	33.18%	34.91%	30.18%	36.83%	40.43%
Annual average	6.25	5.09	5.46	5.32	5.47	5.47	5.72	5.02	6.00	6.51
5 years	24.65	17.48	20.07	18.17	20.09	20.09	21.54	17.28	23.16	26.17
Annual average	4.51	3.27	3.73	3.40	3.73	3.73	3.98	3.24	4.25	4.76
3 years	23.33	16.24	20.72	17.72	20.66	20.66	21.51	17.26	22.50	24.18
Annual average	7.24	5.14	6.48	5.59	6.46	6.46	6.71	5.45	7.00	7.49
1 year	5.67	–0.41	4.88	–0.12	4.90	3.90	5.13	1.45	5.45	5.91
6 months	5.58	–0.49	5.09	0.09	5.21	4.21	5.23	1.55	5.41	5.67

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Asia Pacific Equity Fund     11

Comparative index returns For periods ended 10/31/14

	MSCI All Country Asia ex. Japan Index (ND)	Lipper Pacific Ex Japan Funds category average*
Life of fund	64.55%	73.25%
Annual average	9.69	10.46
5 years	42.66	47.94
Annual average	7.36	7.89
3 years	24.12	28.52
Annual average	7.47	8.58
1 year	5.73	5.76
6 months	6.74	4.27

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 10/31/14, there were 74, 69, 55, 33, and 32 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/14

	Class A		Class B	Class C	Class M		Class R	Class Y
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
4/30/14	$10.22	$10.84	$10.02	$9.98	$10.13	$10.50	$10.17	$10.23
10/31/14	10.79	11.45	10.53	10.50	10.66	11.05	10.72	10.81

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

12     Asia Pacific Equity Fund

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)	(6/12/09)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Life of fund	36.43%	28.58%	31.14%	30.14%	31.02%	31.02%	32.88%	28.23%	34.66%	38.22%
Annual average	6.04	4.86	5.25	5.10	5.23	5.23	5.51	4.80	5.78	6.30
5 years	18.73	11.91	14.43	12.62	14.33	14.33	15.85	11.80	17.30	20.19
Annual average	3.49	2.28	2.73	2.41	2.71	2.71	2.99	2.26	3.24	3.75
3 years	42.36	34.17	39.37	36.37	39.20	39.20	40.35	35.43	41.32	43.44
Annual average	12.49	10.29	11.70	10.89	11.66	11.66	11.96	10.64	12.22	12.78
1 year	8.67	2.42	7.80	2.80	7.72	6.72	8.14	4.35	8.36	8.91
6 months	3.31	–2.63	2.88	–2.12	2.79	1.79	3.04	–0.56	3.13	3.40

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Net expenses for the fiscal year ended 4/30/14*	1.55%	2.30%	2.30%	2.05%	1.80%	1.30%
Total annual operating expenses for the fiscal year ended 4/30/14	2.58%	3.33%	3.33%	3.08%	2.83%	2.33%
Annualized expense ratio for the six-month period ended 10/31/14†	1.53%	2.28%	2.28%	2.03%	1.78%	1.28%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 8/30/15.

†Includes a decrease of 0.04% from annualizing the performance fee adjustment for the six months ended 10/31/14.

Asia Pacific Equity Fund     13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2014, to October 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$7.93	$11.79	$11.79	$10.50	$9.22	$6.64
Ending value (after expenses)	$1,055.80	$1,050.90	$1,052.10	$1,052.30	$1,054.10	$1,056.70

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2014, use the following calculation method. To find the value of your investment on May 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$7.78	$11.57	$11.57	$10.31	$9.05	$6.51
Ending value (after expenses)	$1,017.49	$1,013.71	$1,013.71	$1,014.97	$1,016.23	$1,018.75

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     Asia Pacific Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI All Country Asia ex Japan Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Asia Pacific Equity Fund     15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2014, Putnam employees had approximately $494,000,000 and the Trustees had approximately $139,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     Asia Pacific Equity Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2014. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

•That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being

Asia Pacific Equity Fund     17

provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

•That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

18     Asia Pacific Equity Fund

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, both of the expense limitations applied during its fiscal year ending in 2013. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable

Asia Pacific Equity Fund     19

compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment

20     Asia Pacific Equity Fund

benchmarks. In the case of your fund, which commenced operations on June 12, 2009, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Pacific Ex Japan Funds) for the one-year and three-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	4th

Over the one-year and three-year periods ended December 31, 2013, there were 99 and 81 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the three-year period ended December 31, 2013 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the three-year period was due in significant part to the fund’s poor relative performance in 2011. They noted Putnam Management’s view that the fund’s underperformance in 2011 was largely due to its overweight exposure to China, where concerns about inflation and the possibility of a so-called “hard landing” for the Chinese economy led Chinese stocks to underperform, and to the fund’s emphasis on investments in stocks that typically perform well when the economy is in an expansionary phase, which did not perform as well as defensive stocks during that period.

The Trustees considered that Putnam Management remained confident in the portfolio manager and his investment process. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets

Asia Pacific Equity Fund     21

of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22     Asia Pacific Equity Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Asia Pacific Equity Fund     23

The fund’s portfolio 10/31/14 (Unaudited)

COMMON STOCKS (94.8%)*	Shares	Value
Auto components (2.6%)
Apollo Tyres, Ltd. (India)	28,413	$101,389
Hyundai Mobis Co., Ltd. (South Korea)	589	137,780
		239,169
Automobiles (2.8%)
Hyundai Motor Co. (South Korea)	381	60,605
Tata Motors, Ltd. (India)	14,422	125,864
UMW Holdings Bhd (Malaysia)	22,000	77,720
		264,189
Banks (13.6%)
Axis Bank, Ltd. (India)	9,512	68,071
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	61,300	56,177
BOC Hong Kong Holdings, Ltd. (Hong Kong)	21,500	71,527
China Construction Bank Corp. (China)	223,000	166,204
CTBC Financial Holding Co., Ltd. (Taiwan)	279,993	196,073
DBS Group Holdings, Ltd. (Singapore)	7,000	100,693
Federal Bank, Ltd. (India)	32,103	74,271
Industrial & Commercial Bank of China, Ltd. (China)	212,000	140,237
King’s Town Bank Co., Ltd. (Taiwan)	44,000	48,027
Philippine National Bank (Philippines) †	52,242	98,372
United Overseas Bank, Ltd. (Singapore)	14,000	250,642
		1,270,294
Biotechnology (1.2%)
China Biologic Products, Inc. (China) †	1,798	108,330
		108,330
Building products (0.6%)
Sung Kwang Bend Co., Ltd. (South Korea)	3,570	51,609
		51,609
Capital markets (0.7%)
BGP Holdings PLC (Malta) F	132,965	167
Noah Holdings, Ltd. ADR (China) †	4,106	67,338
Yuanta Financial Holding Co., Ltd. (Taiwan)	1	1
		67,506
Chemicals (1.8%)
PTT Global Chemical PCL (Thailand)	42,400	80,712
UPL, Ltd. (India)	14,884	84,492
		165,204
Construction and engineering (6.5%)
China Railway Group, Ltd. (China)	179,000	110,329
China Singyes Solar Technologies Holdings, Ltd. (China)	30,000	57,484
China WindPower Group, Ltd. (China) †	1,260,000	102,358
Hyundai Engineering & Construction Co., Ltd. (South Korea)	2,097	95,262
IRB Infrastructure Developers, Ltd. (India)	27,549	113,135
Pembangunan Perumahan Persero Tbk PT (Indonesia)	358,400	77,997
Surya Semesta Internusa Tbk PT (Indonesia)	756,600	47,581
		604,146
Construction materials (0.8%)
Siam Cement PCL (The) NVDR (Thailand)	5,600	77,372
		77,372
Consumer finance (0.5%)
Bajaj Finance, Ltd. (India)	1,086	49,675
		49,675

24     Asia Pacific Equity Fund

COMMON STOCKS (94.8%)* cont.	Shares	Value
Distributors (0.3%)
Jardine Cycle & Carriage, Ltd. (Singapore)	1,000	$31,058
		31,058
Diversified financial services (1.1%)
Chailease Holding Co., Ltd. (Taiwan)	43,400	107,014
		107,014
Diversified telecommunication services (1.9%)
PCCW, Ltd. (Hong Kong)	185,564	117,964
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	266,000	60,530
		178,494
Electric utilities (2.4%)
Korea Electric Power Corp. (South Korea)	1,627	70,714
Power Grid Corp. of India, Ltd. (India)	26,970	64,043
Tenaga Nasional Bhd (Malaysia)	21,500	87,327
		222,084
Electronic equipment, instruments, and components (1.1%)
Hollysys Automation Technologies, Ltd. (China) †	4,215	103,394
		103,394
Energy equipment and services (2.1%)
Ezion Holdings, Ltd. (Singapore)	102,240	120,170
Ezra Holdings, Ltd. (Singapore)	109,000	69,148
SPT Energy Group, Inc. (China)	30,000	9,478
		198,796
Food products (1.1%)
Daesang Corp. (South Korea)	2,761	107,342
		107,342
Gas utilities (0.5%)
China Resources Gas Group, Ltd. (China)	16,000	45,699
		45,699
Health-care providers and services (1.6%)
CHC Healthcare Group (Taiwan)	26,000	55,904
China Pioneer Pharma Holdings, Ltd. (China)	97,000	92,183
		148,087
Hotels, restaurants, and leisure (1.8%)
Grand Korea Leisure Co., Ltd. (South Korea)	1,337	47,851
Home Inns & Hotels Management, Inc. ADR (China) †	2,417	73,018
Paradise Entertainment, Ltd. (Hong Kong)	108,000	44,703
		165,572
Household durables (0.9%)
Techtronic Industries Co. (Hong Kong)	26,500	82,864
		82,864
Independent power and renewable electricity producers (2.1%)
China Power New Energy Development Co., Ltd. (China) †	920,000	64,061
China Resources Power Holdings Co., Ltd. (China)	46,000	133,756
		197,817
Industrial conglomerates (1.8%)
Hutchison Whampoa, Ltd. (Hong Kong)	8,000	101,404
Keppel Corp., Ltd. (Singapore)	9,400	69,071
		170,475
Insurance (7.0%)
AIA Group, Ltd. (Hong Kong)	48,000	267,693
Bajaj Finserv, Ltd. (India)	3,521	61,265
Cathay Financial Holding Co., Ltd. (Taiwan)	63,156	103,819
China Life Insurance Co., Ltd. Class H (China)	29,000	86,755

Asia Pacific Equity Fund     25

COMMON STOCKS (94.8%)* cont.	Shares	Value
Insurance cont.
China Pacific Insurance (Group) Co., Ltd. (China)	21,800	$81,520
Meritz Fire & Marine Insurance Co., Ltd. (South Korea)	4,620	55,333
		656,385
Internet and catalog retail (0.6%)
Bigfoot GmbH (acquired 8/2/13, cost $21,981) (Private) (Brazil) † ΔΔ F	1	13,484
Ctrip.com International, Ltd. ADR (China) †	678	39,527
		53,011
Internet software and services (5.1%)
Alibaba Group Holding, Ltd. ADR (China) †	913	90,022
Baidu, Inc. ADR (China) †	405	96,702
Naver Corp. (South Korea)	81	57,146
Tencent Holdings, Ltd. (China)	14,800	235,879
		479,749
IT Services (2.1%)
HCL Technologies, Ltd. (India)	7,595	198,954
		198,954
Life sciences tools and services (1.1%)
WuXi PharmaTech Cayman, Inc. ADR (China) †	2,830	106,691
		106,691
Media (0.4%)
CJ CGV Co., Ltd. (South Korea)	750	36,773
		36,773
Metals and mining (0.6%)
Hindustan Zinc, Ltd. (India)	20,194	56,389
		56,389
Multiline retail (0.7%)
Far Eastern Department Stores, Ltd. (Taiwan)	69,000	62,270
		62,270
Pharmaceuticals (0.8%)
Glenmark Pharmaceuticals, Ltd. (India)	6,040	70,636
		70,636
Real estate management and development (2.1%)
Kawasan Industri Jababeka Tbk PT (Indonesia)	2,240,000	50,416
Sun Hung Kai Properties, Ltd. (Hong Kong)	10,000	149,062
		199,478
Semiconductors and semiconductor equipment (10.5%)
Inotera Memories, Inc. (Taiwan) †	58,000	89,146
Lextar Electronics Corp. (Taiwan)	100,000	83,179
MediaTek, Inc. (Taiwan)	3,000	42,707
Phison Electronics Corp. (Taiwan)	11,000	74,137
Powertech Technology, Inc. (Taiwan)	54,000	90,543
SK Hynix, Inc. (South Korea) †	4,601	204,277
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	93,000	399,010
		982,999
Specialty retail (1.5%)
China ZhengTong Auto Services Holdings, Ltd. (China)	168,000	95,101
Kolao Holdings (South Korea)	2,839	43,565
		138,666
Technology hardware, storage, and peripherals (5.8%)
Casetek Holdings, Ltd. (Taiwan)	13,000	79,924
Samsung Electronics Co., Ltd. (South Korea)	401	466,763
		546,687
Textiles, apparel, and luxury goods (1.0%)
Makalot Industrial Co., Ltd. (Taiwan)	17,000	88,866
		88,866

26     Asia Pacific Equity Fund

COMMON STOCKS (94.8%)* cont.	Shares	Value
Water utilities (2.4%)
China Water Affairs Group, Ltd. (China)	214,000	$108,999
Sound Global, Ltd. (China) †	96,000	111,162
		220,161
Wireless telecommunication services (3.3%)
China Mobile, Ltd. (China)	25,000	311,082
		311,082
Total common stocks (cost $8,139,600)		$8,864,987

INVESTMENT COMPANIES (1.3%)*	Shares	Value
Market Vectors Vietnam ETF (Vietnam)	5,650	$120,741
Total investment companies (cost $113,184)		$120,741

PURCHASED OPTIONS OUTSTANDING (0.5%)*	Expiration date/strike price	Contract amount	Value
Hang Seng China Enterprises Index (Put)	Nov-14/9,878.08	$680	$1,955
iShares MSCI Emerging Markets ETF (Put)	Jan-15/$40.00	26,993	18,593
iShares MSCI Emerging Markets ETF (Put)	Dec-14/40.00	63,122	28,456
Total purchased options outstanding (cost $78,037)			$49,004

SHORT-TERM INVESTMENTS (1.0%)*	Shares	Value
Putnam Short Term Investment Fund 0.09% L	94,015	$94,015
Total short-term investments (cost $94,015)		$94,015

TOTAL INVESTMENTS
Total investments (cost $8,424,836)	$9,128,747

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
NVDR	Non-voting Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2014 through October 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $9,353,443.
†	Non-income-producing security.
ΔΔ

Security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $13,484, or 0.1% of net assets.

F	Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

Asia Pacific Equity Fund     27

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
China	28.9%
Taiwan	16.7
South Korea	15.7
India	11.7
Hong Kong	9.2
Singapore	7.0
Indonesia	3.2
Malaysia	1.8
Thailand	1.7
United States	1.5
Vietnam	1.3
Philippines	1.1
Other	0.2
Total	100.0%

WRITTEN OPTIONS OUTSTANDING at 10/31/14 (premiums $40,534) (Unaudited)
	Expiration date/strike price	Contract amount	Value
Hang Seng China Enterprises Index (Put)	Nov-14/9,150.22	$680	$616
iShares MSCI Emerging Markets ETF (Put)	Jan-15/$38.00	26,993	9,601
iShares MSCI Emerging Markets ETF (Put)	Dec-14/38.00	63,122	11,953
Total			$22,170

28     Asia Pacific Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$1,148,954	$—	$13,484
Consumer staples	107,342	—	—
Energy	198,796	—	—
Financials	2,350,185	—	167
Health care	433,744	—	—
Industrials	826,230	—	—
Information technology	2,311,783	—	—
Materials	298,965	—	—
Telecommunication services	489,576	—	—
Utilities	685,761	—	—
Total common stocks	8,851,336	—	13,651
Investment companies	120,741	—	—
Purchased options outstanding	—	49,004	—
Short-term investments	94,015	—	—
Totals by level	$9,066,092	$49,004	$13,651
	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Written options outstanding	$—	$(22,170)	$—
Totals by level	$—	$(22,170)	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Asia Pacific Equity Fund     29

Statement of assets and liabilities 10/31/14 (Unaudited)
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $8,330,821)	$9,034,732
Affiliated issuers (identified cost $94,015) (Notes 1 and 5)	94,015
Foreign currency (cost $160,677) (Note 1)	160,616
Dividends, interest and other receivables	1,245
Receivable for shares of the fund sold	26,241
Receivable for investments sold	278,906
Receivable from Manager (Note 2)	18,725
Prepaid assets	38,127
Total assets	9,652,607
LIABILITIES
Payable to custodian	21,082
Payable for investments purchased	203,956
Payable for shares of the fund repurchased	2,713
Payable for custodian fees (Note 2)	10,493
Payable for investor servicing fees (Note 2)	1,999
Payable for Trustee compensation and expenses (Note 2)	898
Payable for administrative services (Note 2)	26
Payable for distribution fees (Note 2)	2,238
Payable for auditing and tax fees	14,579
Written options outstanding, at value (premiums $40,534) (Notes 1 and 3)	22,170
Other accrued expenses	19,010
Total liabilities	299,164
Net assets	$9,353,443

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$9,143,268
Undistributed net investment income (Note 1)	35,228
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(537,459)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	712,406
Total — Representing net assets applicable to capital shares outstanding	$9,353,443
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

30     Asia Pacific Equity Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($7,453,608 divided by 690,836 shares)	$10.79
	Offering price per class A share (100/94.25 of $10.79)*	$11.45
	Net asset value and offering price per class B share ($250,119 divided by 23,755 shares)**	$10.53
	Net asset value and offering price per class C share ($498,682 divided by 47,512 shares)**	$10.50
	Net asset value and redemption price per class M share ($50,384 divided by 4,726 shares)	$10.66
	Offering price per class M share (100/96.50 of $10.66)*	$11.05
	Net asset value, offering price and redemption price per class R share ($112,325 divided by 10,481 shares)	$10.72
	Net asset value, offering price and redemption price per class Y share ($988,325 divided by 91,404 shares)	$10.81
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Asia Pacific Equity Fund     31

Statement of operations Six months ended 10/31/14 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $10,881)	$130,640
Interest (including interest income of $61 from investments in affiliated issuers) (Note 5)	61
Total investment income	130,701
EXPENSES
Compensation of Manager (Note 2)	41,162
Investor servicing fees (Note 2)	9,541
Custodian fees (Note 2)	19,095
Trustee compensation and expenses (Note 2)	196
Distribution fees (Note 2)	13,339
Administrative services (Note 2)	88
Reports to shareholders	8,102
Auditing and tax fees	27,593
Blue sky expense	34,866
Other	1,957
Fees waived and reimbursed by Manager (Note 2)	(82,503)
Total expenses	73,436
Expense reduction (Note 2)	(704)
Net expenses	72,732
Net investment income	57,969

Net realized gain on investments (net of foreign tax of $1,564 ) (Notes 1 and 3)	583,980
Net realized loss on foreign currency transactions (Note 1)	(3,021)
Net realized gain on written options (Notes 1 and 3)	40,465
Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(152)
Net unrealized depreciation of investments and written options during the period	(208,270)
Net gain on investments	413,002
Net increase in net assets resulting from operations	$470,971

The accompanying notes are an integral part of these financial statements.

32     Asia Pacific Equity Fund

	Statement of changes in net assets
	INCREASE (DECREASE) IN NET ASSETS	Six months ended 10/31/14*	Year ended 4/30/14
	Operations:
	Net investment income	$57,969	$48,319
	Net realized gain (loss) on investments and foreign currency transactions	621,424	(137,112)
	Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(208,422)	80,105
	Net increase (decrease) in net assets resulting from operations	470,971	(8,688)
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	—	(21,273)
	Class R	—	(167)
	Class Y	—	(3,728)
	Decrease from capital share transactions (Note 4)	(14,633)	(116,717)
	Total increase (decrease) in net assets	456,338	(150,573)
	NET ASSETS
	Beginning of period	8,897,105	9,047,678
	End of period (including undistributed net investment income of $35,228 and accumulated net investment loss of $22,741, respectively)	$9,353,443	$8,897,105
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

Asia Pacific Equity Fund     33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	From return of capital	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[c]	Portfolio turnover (%)
Class A
October 31, 2014**	$10.22	.07	.50	.57	—	—	—	—	—	$10.79	5.58*	$7,454	.77*	.64*	69*
April 30, 2014	10.18	.06	.01	.07	(.03)	—	—	(.03)	—	10.22	.67	7,056	1.55	.59	108
April 30, 2013	9.36	.04	.80	.84	(.02)	—	—	(.02)	—[e]	10.18	8.96	7,539	1.60	.44	117
April 30, 2012	13.00	.04	(2.34)	(2.30)	(.02)	(1.29)	(.03)	(1.34)	—[e]	9.36	(16.04)	6,556	1.63	.43	130
April 30, 2011	11.69	.08	1.89	1.97	(.12)	(.55)	—	(.67)	.01	13.00	17.20	9,247	1.72	.65	87
April 30, 2010†	10.00	.02	2.12	2.14	(.11)	(.34)	—	(.45)	—[e]	11.69	21.62*	6,899	1.60*	.20*	106*
Class B
October 31, 2014**	$10.02	.03	.48	.51	—	—	—	—	—	$10.53	5.09*	$250	1.15*	.26*	69*
April 30, 2014	10.02	(.02)	.02	—[e]	—	—	—	—	—	10.02	—[f]	237	2.30	(.19)	108
April 30, 2013	9.27	(.02)	.77	.75	—	—	—	—	—[e]	10.02	8.09	227	2.35	(.25)	117
April 30, 2012	12.91	(.04)	(2.29)	(2.33)	—	(1.29)	(.02)	(1.31)	—[e]	9.27	(16.53)	204	2.38	(.35)	130
April 30, 2011	11.64	(.01)	1.87	1.86	(.05)	(.55)	—	(.60)	.01	12.91	16.26	223	2.47	(.09)	87
April 30, 2010†	10.00	(.05)	2.11	2.06	(.08)	(.34)	—	(.42)	—[e]	11.64	20.79*	165	2.27*	(.48) *	106*
Class C
October 31, 2014**	$9.98	.02	.50	.52	—	—	—	—	—	$10.50	5.21*	$499	1.15*	.23*	69*
April 30, 2014	9.98	(.01)	.01	—[e]	—	—	—	—	—	9.98	—[f]	395	2.30	(.08)	108
April 30, 2013	9.24	(.04)	.78	.74	—	—	—	—	—[e]	9.98	8.01	468	2.35	(.45)	117
April 30, 2012	12.88	(.05)	(2.28)	(2.33)	—	(1.29)	(.02)	(1.31)	—[e]	9.24	(16.57)	294	2.38	(.45)	130
April 30, 2011	11.63	(.01)	1.87	1.86	(.07)	(.55)	—	(.62)	.01	12.88	16.32	277	2.47	(.06)	87
April 30, 2010†	10.00	(.06)	2.11	2.05	(.08)	(.34)	—	(.42)	—[e]	11.63	20.77*	77	2.27*	(.53) *	106*
Class M
October 31, 2014**	$10.13	.04	.49	.53	—	—	—	—	—	$10.66	5.23*	$50	1.03*	.38*	69*
April 30, 2014	10.10	.01	.02	.03	—	—	—	—	—	10.13	.30	44	2.05	.06	108
April 30, 2013	9.33	(.01)	.78	.77	—	—	—	—	—[e]	10.10	8.25	42	2.10	(.12)	117
April 30, 2012	12.96	(.01)	(2.31)	(2.32)	—	(1.29)	(.02)	(1.31)	—[e]	9.33	(16.38)	34	2.13	(.08)	130
April 30, 2011	11.66	.02	1.88	1.90	(.06)	(.55)	—	(.61)	.01	12.96	16.60	48	2.22	.20	87
April 30, 2010†	10.00	(.03)	2.12	2.09	(.09)	(.34)	—	(.43)	—[e]	11.66	21.10*	21	2.04*	(.28) *	106*
Class R
October 31, 2014**	$10.17	.06	.49	.55	—	—	—	—	—	$10.72	5.41*	$112	.90*	.55*	69*
April 30, 2014	10.13	.02	.03	.05	(.01)	—	—	(.01)	—	10.17	.54	120	1.80	.17	108
April 30, 2013	9.33	.02	.78	.80	—	—	—	—	—[e]	10.13	8.57	81	1.85	.20	117
April 30, 2012	12.97	.01	(2.31)	(2.30)	(.02)	(1.29)	(.03)	(1.34)	—[e]	9.33	(16.19)	71	1.88	.10	130
April 30, 2011	11.69	.05	1.88	1.93	(.11)	(.55)	—	(.66)	.01	12.97	16.90	64	1.97	.43	87
April 30, 2010†	10.00	(.01)	2.12	2.11	(.08)	(.34)	—	(.42)	—[e]	11.69	21.38*	15	1.82*	(.11) *	106*
Class Y
October 31, 2014**	$10.23	.09	.49	.58	—	—	—	—	—	$10.81	5.67*	$988	.65*	.79*	69*
April 30, 2014	10.18	.09	.01	.10	(.05)	—	—	(.05)	—	10.23	1.01	1,044	1.30	.85	108
April 30, 2013	9.37	.06	.79	.85	(.04)	—	—	(.04)	—[e]	10.18	9.09	692	1.35	.64	117
April 30, 2012	13.02	.07	(2.34)	(2.27)	(.04)	(1.29)	(.05)	(1.38)	—[e]	9.37	(15.80)	602	1.38	.66	130
April 30, 2011	11.70	.12	1.89	2.01	(.15)	(.55)	—	(.70)	.01	13.02	17.53	740	1.47	.95	87
April 30, 2010†	10.00	.05	2.11	2.16	(.12)	(.34)	—	(.46)	—[e]	11.70	21.86*	384	1.38*	.42*	106*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	Asia Pacific Equity Fund	Asia Pacific Equity Fund	35

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period June 12, 2009 (commencement of operations) to April 30, 2010.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. For the period ended April 30, 2012, the amount also includes the waiver, by Putnam Management, of certain proxy-related costs. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
October 31, 2014	0.89%
April 30, 2014	1.03
April 30, 2013	0.99
April 30, 2012	1.16
April 30, 2011	1.81
April 30, 2010	2.36

d Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

36     Asia Pacific Equity Fund

Notes to financial statements 10/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2014 through October 31, 2014.

Putnam Asia Pacific Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in equity securities (growth or value stocks or both) of Asian or Pacific Basin companies of any size that Putnam Management believes have favorable investment potential. The fund may invest in both developed countries and emerging markets, although under normal circumstances the fund will focus on emerging markets. This means that the fund invests primarily in equity securities of Asian or Pacific Basin companies other than Japanese, Australian or New Zealand companies, although the fund may invest in companies in those countries. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such

Asia Pacific Equity Fund     37

investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally

38     Asia Pacific Equity Fund

received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the

Asia Pacific Equity Fund     39

accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At April 30, 2014, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover
Short-term	Long-term	Total
$679,674	$465,859	$1,145,533

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $22,741 of late year ordinary losses ((i) ordinary losses recognized during the period between January 1, 2014 and April 30, 2014, and (ii) specified ordinary losses recognized during the period between November 1, 2013 and April 30, 2014), to its fiscal year ending April 30, 2015.

The aggregate identified cost on a tax basis is $8,438,186, resulting in gross unrealized appreciation and depreciation of $1,152,027 and $461,466, respectively, or net unrealized appreciation of $690,561.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,
1.030%	of the next $5 billion,
0.980%	of the next $10 billion,
0.930%	of the next $10 billion,
0.880%	of the next $50 billion,
0.860%	of the next $50 billion,
0.850%	of the next $100 billion and
0.845%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment

40     Asia Pacific Equity Fund

rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the benchmark indices described below, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Effective July 1, 2011, the fund’s benchmark index is the MSCI All Country Asia ex Japan Index (ND). Before July 1, 2011, the fund’s benchmark index was the MSCI All Country Asia Pacific Index (ND). Because the performance adjustment is based on a rolling thirty-six month performance period, there is a transition period during which the fund’s performance is compared to a composite index that reflects the performance of the previous index (MSCI All Country Asia Pacific Index (ND)) for the portion of the performance period before July 1, 2011, and the performance of the new index (MSCI All Country Asia ex Japan Index (ND)) for the remainder of the period.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.464% of the fund’s average net assets before a decrease of $1,801 (0.019% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through August 30, 2015 to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $82,503 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$7,617
Class B	259
Class C	463
Class M	51
Class R	119
Class Y	1,032
Total	$9,541

Asia Pacific Equity Fund     41

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $10 under the expense offset arrangements and by $694 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $5, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$9,322
Class B	1,268
Class C	2,270
Class M	188
Class R	291
Total	$13,339

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $620 and $18 from the sale of class A and class M shares, respectively, and received $320 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$6,261,879	$6,071,095
U.S. government securities (Long-term)	—	—
Total	$6,261,879	$6,071,095

42     Asia Pacific Equity Fund

Written option transactions during the reporting period are summarized as follows:

	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	$13,626	$14,056
Options opened	170,285	66,943
Options expired	(93,116)	(40,465)
Written options outstanding at the end of the reporting period	$90,795	$40,534

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 10/31/14		Year ended 4/30/14
Class A	Shares	Amount	Shares	Amount
Shares sold	52,559	$573,405	104,839	$1,056,216
Shares issued in connection with reinvestment of distributions	—	—	940	9,397
	52,559	573,405	105,779	1,065,613
Shares repurchased	(51,893)	(551,827)	(156,441)	(1,527,365)
Net increase (decrease)	666	$21,578	(50,662)	$(461,752)

	Six months ended 10/31/14		Year ended 4/30/14
Class B	Shares	Amount	Shares	Amount
Shares sold	3,111	$33,501	3,584	$35,090
Shares issued in connection with reinvestment of distributions	—	—	—	—
	3,111	33,501	3,584	35,090
Shares repurchased	(3,050)	(32,558)	(2,539)	(25,115)
Net increase	61	$943	1,045	$9,975

	Six months ended 10/31/14		Year ended 4/30/14
Class C	Shares	Amount	Shares	Amount
Shares sold	19,148	$203,034	11,196	$109,311
Shares issued in connection with reinvestment of distributions	—	—	—	—
	19,148	203,034	11,196	109,311
Shares repurchased	(11,206)	(119,068)	(18,479)	(172,363)
Net increase (decrease)	7,942	$83,966	(7,283)	$(63,052)

Asia Pacific Equity Fund     43

	Six months ended 10/31/14		Year ended 4/30/14
Class M	Shares	Amount	Shares	Amount
Shares sold	754	$8,085	737	$7,258
Shares issued in connection with reinvestment of distributions	—	—	—	—
	754	8,085	737	7,258
Shares repurchased	(415)	(4,363)	(474)	(4,721)
Net increase	339	$3,722	263	$2,537

	Six months ended 10/31/14		Year ended 4/30/14
Class R	Shares	Amount	Shares	Amount
Shares sold	1,227	$13,183	6,801	$66,167
Shares issued in connection with reinvestment of distributions	—	—	17	167
	1,227	13,183	6,818	66,334
Shares repurchased	(2,536)	(27,233)	(2,978)	(29,098)
Net increase (decrease)	(1,309)	$(14,050)	3,840	$37,236

	Six months ended 10/31/14		Year ended 4/30/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	49,433	$520,016	73,899	$750,063
Shares issued in connection with reinvestment of distributions	—	—	372	3,723
	49,433	520,016	74,271	753,786
Shares repurchased	(60,042)	(630,808)	(40,227)	(395,447)
Net increase (decrease)	(10,609)	$(110,792)	34,044	$358,339

At the close of the reporting period, Putnam Investments, LLC owned 410,659 class A shares of the fund (59.4% of class A shares outstanding), valued at $4,431,011.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$574,779	$2,294,566	$2,775,330	$61	$94,015
Totals	$574,779	$2,294,566	$2,775,330	$61	$94,015

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

44     Asia Pacific Equity Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$56,000
Purchased futures contract option contracts (contract amount)	$9
Written equity option contracts (contract amount) (Note 3)	$56,000
Written futures contract option contracts (contract amount) (Note 3)	$9

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Equity contracts	Investments	$49,004	Payables	$22,170
Total		$49,004		$22,170

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Total
Equity contracts	$(31,759)	$(31,759)
Total	$(31,759)	$(31,759)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Total
Equity contracts	$(1,779)	$(1,779)
Total	$(1,779)	$(1,779)

Asia Pacific Equity Fund     45

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Goldman Sachs International	Total
Assets:
Purchased options**#	$47,049	$1,955	$49,004
Total Assets	$47,049	$1,955	$49,004
Liabilities:
Written options#	21,554	616	22,170
Total Liabilities	$21,554	$616	$22,170
Total Financial and Derivative Net Assets	$25,495	$1,339	$26,834
Total collateral received (pledged)†##	$—	$—
Net amount	$25,495	$1,339

**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

46     Asia Pacific Equity Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

Asia Pacific Equity Fund     47

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

48     Asia Pacific Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Asia Pacific Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam Investments
One Post Office Square
Boston, MA 02109
putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA108
291275 12/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2014

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2014